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Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT NO. 2 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 2, 2009, is made by and among LIBERTY MEDIA CORPORATION, a Delaware corporation ("Liberty"), LIBERTY ENTERTAINMENT, INC., a Delaware corporation and an indirect, wholly-owned Subsidiary of Liberty ("Splitco"), THE DIRECTV GROUP, INC., a Delaware corporation ("DIRECTV"), DIRECTV, a Delaware corporation and a direct, wholly-owned Subsidiary of DIRECTV ("Holdings"), DTVG ONE, INC., a Delaware corporation and a direct, wholly-owned Subsidiary of Holdings ("Merger Sub One"), and DTVG TWO, INC., a Delaware corporation and a direct, wholly-owned Subsidiary of Holdings ("Merger Sub Two").

RECITALS

        Liberty, Splitco, DIRECTV, Holdings, Merger Sub One and Merger Sub Two entered into that certain Agreement and Plan of Merger, dated as of May 3, 2009 and that certain Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 29, 2009 (collectively, the "Merger Agreement").

        Liberty, Splitco, DIRECTV, Holdings, Merger Sub One and Merger Sub Two now intend to amend certain provisions of the Merger Agreement as set forth herein.

        Section 10.1 of the Merger Agreement requires that prior to the Merger Effective Time, the Merger Agreement may be amended by written agreement of each of the parties, by action taken by their respective Boards of Directors.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Liberty, Splitco, DIRECTV, Holdings, Merger Sub One and Merger Sub Two hereby agrees as follows:

        SECTION 1. Defined Terms.    Terms defined in the Merger Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

        SECTION 2. Amendments to Merger Agreement.    The Merger Agreement is hereby amended as follows:

        2.1   Exhibit A-1 to the Merger Agreement is hereby amended and restated in its entirety to read as provided in Exhibit A-1 hereof.

        2.2   Exhibit A-2 to the Merger Agreement is hereby amended and restated in its entirety to read as provided in Exhibit A-2 hereof.

        2.3   Section 1.6(d) of the DIRECTV Disclosure Schedule is hereby amended and restated in its entirety to read as provided in Schedule 2.3 hereof.

        2.4   Section 2.4 of the Liberty Disclosure Schedule is hereby amended and restated in its entirety to read as provided in Schedule 2.4 hereof.

        2.5   Section 6.11(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          "Liberty and Splitco agree not to consummate the Split-Off until the first to occur of (i) all of the conditions precedent set forth in Article VII of this Agreement, other than those conditions precedent set forth in Sections 7.1(b) and 7.2(j) and those conditions precedent that by their nature are to be satisfied at Closing, shall have been satisfied or, to the extent permitted under the terms hereof, waived and the parties hereto shall have confirmed that the Closing will occur subject only to the satisfaction of those conditions precedent set forth in Sections 7.1(b) and 7.2(j)

  and those conditions precedent that by their nature are to be satisfied at Closing and (ii) the termination of this Agreement."

        2.6   Section 7.1(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          "The DIRECTV Stockholder Approval shall have been obtained in accordance with applicable Law and the DIRECTV Charter Documents; provided, that this condition precedent may not be waived by DIRECTV;"

        2.7   Section 9.1(b)(i) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          "if the Transactions shall not have been consummated on or before the Walk-Away Date; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to any party whose action or failure to act has been the cause of or resulted in the failure of either of the Mergers to occur on or before the Walk-Away Date and such action or failure to act constitutes a breach of this Agreement or any of the other Transaction Agreements;"

        2.8   The defined term "Walk-Away Date" in Section 10.10 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          ""Walk-Away Date" means December 29, 2009."

        SECTION 3. Amendments to Reorganization Agreement.    The Reorganization Agreement is hereby amended as follows:

        3.1   Section 3.2(d) of the Reorganization Agreement is hereby amended and restated in its entirety to read as follows:

          "(i)    the Registration Statement on Form S-4 (the "Registration Statement") of LEI relating to the distribution of shares of LEI Stock in the Redemption shall be effective under the Securities Act and (ii) the registration of the LEI Stock under Section 12(b) of the Exchange Act shall be effective;"

        3.2   Section 3.2 of the Reorganization Agreement is hereby amended to add a new subsection 3.2(h) thereto:

          "either (i) all of the conditions precedent set forth in Article VII of the Merger Agreement, other than those conditions precedent set forth in Sections 7.1(b) and 7.2(j) of the Merger Agreement and those conditions precedent that by their nature are to be satisfied at Closing (as defined in the Merger Agreement), shall have been satisfied or, to the extent permitted under the terms thereof, waived and the parties thereto shall have confirmed that the Closing (as defined in the Merger Agreement) will occur subject only to the satisfaction of those conditions precedent set forth in Sections 7.1(b) and 7.2(j) of the Merger Agreement and those conditions that by their nature are to be satisfied at Closing (as defined in the Merger Agreement) or (ii) the Merger Agreement shall have been terminated in accordance with Article IX of the Merger Agreement;"

        3.3   Section 3.2 of the Reorganization Agreement is hereby amended to add a new paragraph after Section 3.2(h) thereto:

          "Notwithstanding anything to the contrary contained herein, the conditions set forth in Sections 3.2(d)(ii) and 3.2(e) shall only apply in the event of the termination of the Merger Agreement."

        3.4   Schedule 3.3 to the Reorganization Agreement is hereby amended and restated in its entirety to read as provided in Schedule 3.2 attached hereto.

        3.5   Exhibit A to the Reorganization Agreement is hereby amended and restated in its entirety to read as provided in Exhibit I hereto.

        3.6   A true, correct and complete copy of the Reorganization Agreement incorporating the above-referenced changes is attached hereto as Exhibit B.

        SECTION 4. Amendments to Services Agreement.    The Services Agreement is hereby amended as follows:

        4.1   Section 1.2 of the Services Agreement is hereby amended to add a new subsection after Section 1.2(b) thereto:

          "(c)    The Services will also include, until December 31, 2009, for employees of the RSN Subsidiaries, as defined in the Merger Agreement (the "Covered Employees"), the continued coverage under or enrollment in, each of Liberty Media LLC's employee welfare benefit plans listed on Schedule 1.2(c) hereof (the "Covered Plans") to the same extent as similarly situated United States employees of Liberty Media LLC. In addition, the Provider will provide, or cause to be provided, all employee benefit administration for the Covered Plans and also will provide administration services limited to determinations of eligibility for (but shall not pay for any coverage under) the Liberty Sports Group Short Term Disability Plan through December 31, 2009."

        4.2   Section 2.2 of the Services Agreement is hereby amended and restated in its entirety to read as follows:

          "In addition to the Allocated Employee Expenses payable pursuant to Section 2.1, the Corporation also will reimburse the Provider for all reasonable, direct out-of-pocket costs (with no markup) incurred by the Provider, hereof, unless such costs are paid directly by the Corporation, for postage and out-of-town courier service charges, for any applicable software license fees attributable to desktop or laptop computers utilized by employees of the Corporation, and for expenses incurred by the Provider Employees related to Services performed on behalf of the Corporation, and including travel and meals and entertainment related to such Services, and for any other miscellaneous expenses that may be incurred by the Provider on behalf of the Corporation. Notwithstanding the preceding provisions of this Section 2.2, for the Services provided by the Provider under Section 1.2(c), the Corporation will pay the Provider an amount equal to $948.34 per month (pro rated for any period of less than one month on a daily basis based on the actual number of days in such month) for each Covered Employee, determined as of the first day of each calendar month, for each month or partial month from the Effective Date through December 31, 2009."

        4.3   Article II of the Services Agreement is hereby amended to add a new section after Section 2.3 thereto:

          "Section 2.4.    Survival    The terms and conditions of this Article II will survive the expiration or termination of this Agreement."

        4.4   Section 3.3 of the Services Agreement is hereby amended by deleting the portion of the first sentence before the colon thereof and replacing it in its entirety to read as follows:

          "This Agreement will terminate automatically upon consummation of the Mergers; provided, however, that if the Mergers are consummated prior to December 31, 2009 this Agreement will continue in full force and effect solely with respect to the Services to be provided pursuant to Section 1.2(c) hereof. This Agreement also may be terminated in the following events:"

        4.5   A true, correct and complete copy of the Services Agreement incorporating the above-referenced changes is attached hereto as Exhibit I.

        SECTION 5. Transaction Agreement.    The parties agree that for all purposes of the Merger Agreement, this Amendment will be deemed to be a Transaction Agreement.

        SECTION 6. Effect on Merger Agreement.    Other than as specifically set forth herein, all other terms and provisions of the Merger Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

        SECTION 7. Severability.    If any term or other provision of this Amendment is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Amendment shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        SECTION 8. Captions.    The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof.

        SECTION 9. Counterparts.    This Amendment may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        SECTION 10. Successors and Assigns.    This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns as provided in the Merger Agreement.

        SECTION 11. Governing Law; Jurisdiction; Waiver of Jury Trial.

        (a)   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment will be brought exclusively in the Court of Chancery of the State of Delaware (the "Delaware Chancery Court"), or, if the Delaware Chancery Court does not have subject matter jurisdiction, in the federal courts located in the State of Delaware. Each of the parties hereby consents to personal jurisdiction in any such action, suit or proceeding brought in any such court (and of the appropriate appellate courts therefrom) and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.8 of the Merger Agreement shall be deemed effective service of process on such party.

        (b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AMENDMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AMENDMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR

ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(b).

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

LIBERTY MEDIA CORPORATION
By:	/s/ CHARLES Y. TANABE Name: Charles Y. Tanabe Title: Executive Vice President
LIBERTY ENTERTAINMENT, INC.
By:	/s/ CHARLES Y. TANABE Name: Charles Y. Tanabe Title: Executive Vice President
DIRECTV
By:	/s/ LARRY D. HUNTER Name: Larry D. Hunter Title: Chief Executive Officer
DTVG ONE, INC.
By:	/s/ LARRY D. HUNTER Name: Larry D. Hunter Title: Chief Executive Officer
DTVG TWO, INC.
By:	/s/ LARRY D. HUNTER Name: Larry D. Hunter Title: Chief Executive Officer
THE DIRECTV GROUP, INC.
By:	/s/ LARRY D. HUNTER Name: Larry D. Hunter Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Agreement and Plan of Merger]

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  Exhibit 10.1
AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER
RECITALS